MAS FUNDS


       Supplement dated May 16, 1997 to the MAS Funds' Institutional Class
                        Prospectus dated January 31, 1997

This supplement to the MAS Funds' Institutional Class Prospectus dated January 31, 1997 supersedes and replaces any existing supplements to the prospectus. This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

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         On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter,
Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management. Morgan Stanley is the indirect parent of Miller Anderson & Sherrerd, LLP, the Fund's investment adviser.

         Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Miller Anderson & Sherrerd, LLP will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

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         Effective March 7, 1997, the MAS Funds Value Portfolio will be closed to new investors. If you are a current record owner or a beneficial owner of the Value Portfolio when it closes, you will be able to make additional investments in the Portfolio and reinvest your dividends and any capital gain distributions, even after the Portfolio has closed. If you are a current record owner or beneficial owner of another MAS Funds portfolio, you may only exchange your current shares for shares of the Value Portfolio if your account with MAS Funds was opened prior to March 7, 1997. The closing of the Value Portfolio also does not apply to the issuance or sale of shares by the Portfolio (i) to investors who invest through broker-dealers, consultants, or other service providers who have existing distribution or service arrangements with the Portfolio, or (ii) pursuant to a reorganization, consolidation, merger, or acquisition.

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The following information relates to page 64 of the Institutional Class
Prospectus.

         Effective April 16, 1997, the Portfolio Managers for the Equity and Growth Portfolios should read as follows:

Equity Portfolio: Arden C. Armstrong, Kurt A. Feuerman, James J. Jolinger, Nicholas J. Kovich, Robert J. Marcin and Gary G. Schlarbaum.

Growth Portfolio: Arden C. Armstrong and Gary G. Schlarbaum.

Mr. Jolinger, Vice President, Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. He assumed responsibility for the Equity Portfolio in 1997.

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         Effective May 16, 1997, the investment objective for the Domestic Fixed
Income Portfolio reads as follows:

                  To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing in a diversified portfolio of U.S. Government securities and other investment grade fixed-income securities of domestic issuers.

The Portfolio is permitted under an investment policy adopted by MAS and approved by the Board, to invest up to 20% of its assets in securities rated BBB, or its equivalent.

         Effective May 16, 1997, the investment objective for the Fixed Income Portfolio II reads as follows:

                  To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing in a diversified portfolio of U.S. Government securities and other investment grade fixed-income securities.

                       PLEASE RETAIN FOR FUTURE REFERENCE